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                                                              EXHIBIT 10.68

                              RELEASE OF MORTGAGE

         FOR VALUABLE CONSIDERATION PAID, FLEET NATIONAL BANK, a national banking association having its principal office at One Federal Street, Boston, Massachusetts 02211, as agent for certain other banks referred to in a certain Revolving Credit and Loan Agreement dated as of February 1, 1993, as amended, does hereby certify that a certain Mortgage, Assignment of Leases and Rents and Security Agreement dated the 21st day of June, 1996, and recorded on the 28th day of June, 1996, in the Recorder's Office, Franklin County, Ohio in Official Record Volume 32406, Page D-18, executed by JBI, Inc. to Fleet National Bank, as agent, on the following described real estate known as 2035 Innis Road situated in the State of Ohio, County of Franklin and being part in the City of Columbus and part in Clinton Township has been fully paid and satisfied, and the Recorder of said county is authorized to discharge the same of record.

         IN WITNESS WHEREOF, this Satisfaction of Mortgage has been duly executed by Fleet National Bank, as agent, this 27th day of February, 1997.

Signed and Acknowledged                     FLEET NATIONAL BANK
in the Presence of:


______________________                      By: /s/ Gerald G. Sheehan
Name:                                       Name: Gerald G. Sheehan
Title:                                      Title: AVP

Commonwealth of Massachusetts
County of ______________,    ss

         Before me, a notary public, in and for said county, personally appeared Gerald G. Sheehan, known to me to be the person who, as AVP of Fleet National Bank, the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that he/she did so sign said instrument in the name and upon behalf of said corporation as such officer; that the same is his/her free act and deed as such officer and the free and corporate act and deed of said corporation; and that he/she is duly authorized thereunto by its board of directors. In testimony whereof, I have hereunto subscribed my name this 27th day of February, 1997.

                                      /s/ Michael Araujo
                                      Michael Araujo, Notary Public
                                      My Commission Expires: May 27, 1997